Long-Term Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long-Term Debt	Long-Term Debt
Long-term debt consisted of the following:

	As of December 31,
(in thousands)	2019	2018

Revolving credit facility	$—	$—
Senior unsecured notes, due in 2025	400,000	400,000
Senior unsecured notes, due in 2027	500,000	—
Term loan, due in 2024	293,250	296,250
Term loan, due in 2026	759,272	—
Total outstanding principal	1,952,522	696,250
Less: Debt issuance costs and issuance discounts	(37,492)	(7,486)
Less: Current portion	(10,612)	(3,000)
Net carrying value of long-term debt	1,904,418	685,764
Fair value of long-term debt *	$1,991,164	$662,844
* Fair values of the 2025 and 2027 Senior Notes are estimated based on quoted private market transactions and are classified as Level 1 in the fair value hierarchy. The fair values of the term loans are based on observable estimates provided by third party financial professionals, and as such, are classified within Level 2 of the fair value hierarchy.

2025 Senior Unsecured Notes

On April 28, 2017, we issued $400 million of senior unsecured notes (the "2025 Senior Notes"), which bear interest at a rate of 5.125% per annum and mature on May 15, 2025. The proceeds of the 2025 Senior Notes were used to repay an old term loan, for the payment of the related issuance costs and for general corporate purposes. The 2025 Senior Notes were priced at 100% of par value and interest is payable semi-annually on May 15 and November 15. Prior to May 15, 2020, we may redeem the 2025 Senior Notes, in whole or in part, at any time, or from time to time, at a price equal to 100% of the principal amount of the 2025 Senior Notes, plus accrued and unpaid interest, if any, to the date of redemption, plus a “make-whole” premium, as set forth in the 2025 Senior Notes indenture. In addition, on or prior to May 15, 2020, we may redeem up to 40% of the Senior Notes, using proceeds of equity offerings. If we sell certain of our assets or have a change of control, the holders of the 2025 Senior Notes may require us to repurchase some or all of the notes. The 2025 Senior Notes are also guaranteed by us and the majority our subsidiaries. The 2025 Senior Notes contain covenants with which we must comply that are typical for borrowing transactions of this nature.

We incurred approximately $7.0 million of deferred financing costs in connection with the issuance of the 2025 Senior Notes, which are being amortized over the life of the notes. Additionally, in the second quarter of 2017, we wrote off $2.4 million of deferred financing costs associated with an old term loan.

2027 Senior Unsecured Notes

On July 26, 2019, our wholly-owned subsidiary, Scripps Escrow, Inc. ("Scripps Escrow"), issued $500 million of senior unsecured notes, which bear interest at a rate of 5.875% per annum and mature on July 15, 2027 ("the 2027 Senior Notes"). The 2027 Senior Notes were released from Escrow on September 19, 2019 upon closing the acquisition of eight television stations from Nexstar. A portion of the proceeds from these 2027 Senior Notes and the incremental term loan B proceeds were used to finance these stations acquired from Nexstar. The 2027 Senior Notes were priced at 100% of par value and interest is payable semi-annually on July 15 and January 15, commencing on January 15, 2020. Prior to July 15, 2022, we may redeem up to 40% of the aggregate principal amount of the 2027 Senior Notes at a redemption price of 105.875% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption. We may also redeem some or all of the notes before 2022 at a redemption price of 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date. If we sell certain of our assets or have a change of control, the holders of the 2027 Senior Notes may require us to repurchase some or all of the notes. The 2027 Senior Notes are fully and unconditionally guaranteed on a senior unsecured basis by certain of our existing and future domestic restricted subsidiaries. The 2027 Senior Notes contain covenants with which we must comply that are typical for borrowing transactions of this nature. There are no registration rights associated with the 2027 Senior Notes.

We incurred approximately $10.7 million of deferred financing costs in connection with the issuance of the 2027 Senior Notes, which are being amortized over the life of the notes.

Scripps Senior Secured Credit Agreement

On October 2, 2017, we issued a $300 million term loan B which matures in October 2024 ("2024 term loan"). We amended this term loan on April 4, 2018, reducing the interest rate by 25 basis points. Following the amendment, interest is payable on the 2024 term loan at a rate based on LIBOR, plus a fixed margin of 2.00%. Interest will reduce to a rate of LIBOR plus a fixed margin of 1.75% if the Company's total net leverage, as defined by the amended agreement, is below 2.75. The 2024 term loan requires annual principal payments of $3 million.

As of December 31, 2019 and 2018, the interest rate on the 2024 term loan was 3.80% and 4.34%, respectively. The weighted-average interest rate was 3.88% and 4.30% in 2019 and 2018, respectively.

On May 1, 2019, we entered into a Fourth Amendment to the Third Amended and Restated Credit Agreement ("Fourth Amendment"). Under the Fourth Amendment, we issued a $765 million term loan B ("2026 term loan") that matures in May 2026 with interest payable at rates based on LIBOR, plus a fixed margin of 2.75%. We amended this term loan on December 18, 2019, reducing the interest rate by 25 basis points. Following the amendment, interest is payable on the 2026 term loan at a rate based on LIBOR, plus a fixed margin of 2.50%. The 2026 term loan requires annual principal payments of $7.6 million. Deferred financing costs and original issuance discount totaled approximately $23.0 million with this term loan, which are being amortized over the life of the loan.

Of the $765 million raised under the 2026 term loan, $525 million of the proceeds were used to fund the Cordillera acquisition and pay related fees and expenses, which closed on May 1, 2019. The remaining proceeds financed a portion of the acquisition of eight broadcast television stations from the Nexstar transaction with Tribune Media Company, which closed on September 19, 2019.

As of December 31, 2019, the interest rate on the 2026 term loan was 4.30%. The weighted-average interest rate on the 2026 term loan was 4.56% for the months it was outstanding during 2019.

Our credit agreement also includes a provision that in certain circumstances we must use a portion of excess cash flow to repay debt. As of December 31, 2019, we were not required to make any additional principal payments pursuant to this provision.

We have a $210 million revolving credit facility ("Revolving Credit Facility") that expires in April 2022. Interest is payable on the Revolving Credit Facility at rates based on LIBOR, plus a margin, based on our leverage ratio, ranging from 1.75% to 2.50%. The weighted-average interest rate over the period we had a drawn revolver balance in 2019 was 4.18%. As of December 31, 2019, there were no borrowings under the revolving credit agreement.

The Revolving Credit Facility includes the maintenance of a net leverage ratio when we have outstanding borrowings on the facility, as well as other restrictions on payments (dividends and share repurchases). Additionally, we can make acquisitions as long as the pro forma net leverage ratio is less than 5.5 to 1.0.

Commitment fees of 0.30% to 0.50% per annum, based on our leverage ratio, of the total unused commitment are payable under the Revolving Credit Facility.

As of December 31, 2019 and 2018, we had outstanding letters of credit totaling $6.0 million and $0.1 million, respectively, under the Revolving Credit Facility.

Our credit agreement grants the lenders pledges of our equity interests in our subsidiaries and security interests in substantially all other personal property including cash, accounts receivables and equipment.